Exhibit 99.1

RESTORING METABOLIC BALANCE. TRANSFORMING LIVES. Developing medicines to reverse the course of serious metabolic diseases. CORPORATE PRESENTATION - CONFIDENTIAL

SAFE HARBOR This presentation has been prepared by Akero Therapeutics, Inc. (“we,” “us,” “our,” “Akero” or the “Company”) and is made for informational purposes only and does not constitute an offer to sell or a solicitation of an offer to buy securities, nor shall there be any sale of any securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction. The information set forth herein does not purport to be complete or to contain all of the information you may desire. Statements contained herein are made as of the date of this presentation unless stated otherwise, and neither this presentation, nor any sale of securities, shall under any circumstances create an implication that the information contained herein is correct as of any time after such date or that information will be updated or revised to reflect information that subsequently becomes available or changes occurring after the date hereof. This presentation may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 relating to our business, operations, and financial conditions, including but not limited to current beliefs, expectations and assumptions regarding the future of our business, future plans and strategies, our development plans, our preclinical and clinical results and other future conditions. Words such as, but not limited to, “look forward to,” “believe,” “expect,” “anticipate,” “estimate,” “intend,” “plan,” “would,” “should” and “could,” and similar expressions or words, identify forward-looking statements. New risks and uncertainties may emerge from time to time, and it is not possible to predict all risks and uncertainties. Except as required by applicable law, we do not plan to publicly update or revise any forward- looking statements contained herein, whether as a result of any new information, future events, changed circumstances or otherwise. Although we believe the expectations reflected in such forward-looking statements are reasonable, we can give no assurance that such expectations will prove to be correct. Accordingly, readers are cautioned not to place undue reliance on these forward-looking statements. No representations or warranties (expressed or implied) are made about the accuracy of any such forward-looking statements. Certain information contained in this presentation relates to or is based on studies, publications, surveys and other data obtained from third-party sources and the Company’s own internal estimates and research. While the Company believes these third-party sources to be reliable as of the date of this presentation, it has not independently verified, and makes no representation as to the adequacy, fairness, accuracy or completeness of, any information obtained from third-party sources. In addition, all of the market data included in this presentation involves a number of assumptions and limitations, and there can be no guarantee as to the accuracy or reliability of such assumptions. Finally, while we believe our own internal research is reliable, such research has not been verified by any independent source. 2 - CONFIDENTIAL

AKERO
BUILDING VALUE ON A STRONG FOUNDATION

Clinical-Stage FGF Analog

- AKR-001, Fc-FGF21 fusion protein, licensed from **Amgen**
- **3-4 day half-life** for QW dosing
- Robust effects on lipoproteins and markers of insulin sensitivity in 83 T2D patients in two Phase 1 trials
- Well tolerated
- Currently in Phase 2a

Validated Path in NASH

- FGF analogs reduce liver fat; reverse fibrosis in NASH patients
- Phase 1 demonstrated AKR-001's **metabolic effects; anticipated to have anti-fibrotic effects** and target both liver & adipose tissue
- With balanced receptor activity, AKR-001 has potential to be leading FGF analog

Key Upcoming Milestones

1Q20

Ph2a clinical trial primary endpoint (MRI-PDFF)

2Q20

Ph2a clinical trial repeat liver biopsy assessments

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NASH A SERIOUS AND DEBILITATING MULTI-SYSTEM DISEASE NASH epidemic fueled by rise in obesity and diabetes No treatments currently available A GROWING HEALTH EPIDEMIC The number of NASH patients with advanced-stage fibrosis and cirrhosis is predicted to grow to 8 million in the US by 2030, an increase of approximately 140% from 2015 An estimated 17 million Americans have NASH, with expectation that population will grow >50% by 2030 NASH is a leading cause of liver transplantation in the US and Europe The leading cause of death for NASH patients is cardiovascular disease 4 - CONFIDENTIAL

FGF21 ACTS ON TWO MAJOR SOURCES OF LIVER FAT WITH POTENTIAL FOR OPTIMAL REDUCTION Sources of Fat Flowing into and Through Liver for NASH Patients Acting on both hepatic and peripheral sources of liver fat is key to optimizing liver fat reduction Dietary Fat (10-20%) Adipose Tissue: Lipolysis (40-50%) FGFR1c Liver: De Novo Lipogenesis (30-40%) FGFR2c, 3c Lambert, JE et al. (2014) Gastroenterology 146(3): 726-35 5 Source of Liver Fat FGF Receptor FGF21 Activity Lipolysis FGFR1c x De Novo Lipogenesis FGFR2c FGFR3c x - CONFIDENTIAL

FGF21 PROTECTS HEPATOCYTES AND MITIGATES INFLAMMATION & FIBROSIS Inhibition of Kupffer cells reduces inflammation and cell death Reduction of cell death reduces inflammation Reduction in hepatocyte stress pathways reduces cell death Inhibition of Hepatic Stellate Cell differentiation into myofibroblasts reduces fibrosis Increased degradation reduces cell death 6

AKR-001 ENGINEERING POTENTIALLY OPTIMAL FOR NASH EFFICACY, WITH CONVENIENT ONCE-WEEKLY DOSING Key attributes Amgen-designed Fc-FGF21, Point mutations Increases half-life from < 2 hours to 3-4 days High affinity for β-Klotho Better translation to human pharmacology Balanced potency at FGFR1c, 2c, 3c Inactive at FGFR4 Stanislaus , S et al. (2017) Endocrinology 158(5): 1314-27; Lee, S et al. (2018) Nature 553: 501-505; Kharitonenkov, A et al. (2007) Endocrinology 148(2)774-781 7

AKR-001 RESTORED METABOLIC BALANCE AND IMPROVED MARKERS OF CARDIOVASCULAR RISK IN PHASE 1 Two Phase 1 clinical trials of AKR-001 studying 83 patients with type 2 diabetes showed Improved Lipoproteins Improved Insulin Sensitivity Weight Neutrality Favorable Tolerability And support AKR-001’s potential, in NASH patients, to be Suppress inflammation 8 CARDIOVASCULAR DISEASE IS LEADING CAUSE OF DEATH IN PEOPLE WITH NASH - CONFIDENTIAL - ANTI-FIBROTIC Reverse fibrosis METABOLIC Redirect calories away from the liver Reduce liver fat Reduce hepatocellular stress and cell death

AKR-001 IMPROVED LIPOPROTEIN PROFILE AKR-001’s significant improvements in lipoproteins and reduction in adipose lipolysis are consistent with effective agonism of FGFR2c and 3c in the liver and FGFR1c in adipose tissue Triglyceridesa LDL-Ca Non-HDL-Ca HDL-Ca ApoBb 20% 10% 0% -10% -20% -30% -40% -50% -60% -70% 60% 50% 0% 0% 0% -10% +51% *** 40% 30% -10% -20% -10% -30% -20% 20% 10% -40% -20% 25% -51% 36% -30% -66% -50% 0% *** 70 mg -30% -40% -10% -60% *** Placebo 21 mg 70 mg Placebo 21 mg 70 mg Placebo 21 mg 70 mg Placebo 21 mg Placebo 21 mg 70 mg Percent Change From Baseline, Placebo, 21 mg QW and 70 mg QW a Day 25; b Day 29 ** = p<0.01; *** = p<0.001 9 - CONFIDENTIAL - ** - - ** *** *** *** ***

AKR-001 IMPROVED LIPOPROTEINS RAPIDLY AND DURABLY AKR-001 70 mg QW effects on lipoproteins in Phase 1b clinical trial 6,800 *** *** *** 50% *** *** 4,300 30% * ** 4th Dose 1,800 10% -700 -10% * -3,200 -30% * ** *** -5,700 -50% * *** ** ** * = p<0.05 ** = p<0.01 *** ****** *** *** *** *** *** 14 *** = p<0.001 -70% -8,200 1 7 21 28 35 42 Triglycerides 49 56 HDL-C LDL-C Serum AKR-001 Study Day 10 Change from Baseline Serum AKR-001 (ng/mL) - CONFIDENTIAL - *** *** ****** ************ 3rd Dose 2nd Dose

AKR-001 IMPROVED INSULIN SENSITIVITY AKR-001’s significant improvement in insulin sensitivity is consistent with effective FGFR1c agonism Insulina Glucosea C-Peptidea HOMA-IRa Adiponectinb 15% 20% 10% 0% 120% 10% 0% 10% 100% -10% 107% 5% -10% 0% 80% ** -20% 0% -20% -10% 60% -5% -30% -30% -20% -29% 40% -10% -40% -50% -47% -54% -40% -30% 20% -15% *** Placebo 21 mg 70 mg -40% -60% 0% -50% -20% ** Placebo 21 mg 70 mg Placebo 21 mg 70 mg Placebo 21 mg 70 mg Placebo 21 mg 70 mg Percent Change From Baseline, Placebo, 21 mg QW and 70 mg QW a Day 25; b Day 29 * = p<0.05; ** = p<0.01; *** = p<0.001 11

HISTORICAL DATA VALIDATE POTENTIAL FOR BALANCED FGFR AGONISM TO Relative Fat Reduction (MRI-PDFF) of FGFs REDUCE LIVER FAT pegbelfermin PEG-FGF21 (20mg, QW) pegbelfermin PEG-FGF21 (10mg, QD) MRK-3655 FGFR1c/B-Klotho (240mg, 1 dose) aldafermin FGF19 (3mg, QD) aldafermin FGF19 (1mg, QD 24wk) 0% Balanced potency at FGFR1c, 2c, 3c has potential to yield maximum liver fat reduction -20% -40% -60% Sanyal, A et al. (2018) Lancet 392(10165): 2705-17 ; Shankar, S et al. (2018) AASLD Poster; Harrison, S et al. (2018) EASL Presentation; Ge, H et al. (2014) J Biol Chem 289(44): 30470-80; Yu, X et al. (2013) PLOS ONE 8(7): e66923; Wu, X et al. (2013) J Lipid Res 54(2): 325-32; Wu, A-L et al. (2013) PLOS ONE 6(3): e17868; Wu, X et al. (2009) Proc Natl Acad Sci 106(34): 14379-84; Huang, X et al. (2007) Diabetes 56(10): 2501-10; NGM (2019) October 7 Corporate Presentation. -67% -80% Note: These data are derived from different clinical trials at different points in time, with differences in trial design and patient populations. No head-to-head clinical trials have been conducted 12 CFB (Not placebo-corrected) - CONFIDENTIAL - -26% -38%-37% -40%

POSITIVE DATA FOR FGFR AGONIST IN LIVER HISTOLOGY UNDERSCORES POTENTIAL FOR AKR-001 AKR-001 is a balanced agonist of FGFR1c, 2c and 3c, with potential for reduction in hepatocyte stress and apoptosis as well as direct and indirect anti-fibrotic effects Historical improvements in biopsy-based measures in NASH patients after 12 weeks • Underscores the capacity of Klothodependent FGFR agonism to improve NASH and reverse fibrosis • May open up opportunity to accelerate path to registrational trials, via early demonstration of histological improvement Shankar, S et al. (2018) AASLD Poster 13 - CONFIDENTIAL - Mean histology change from baseline at W12 (% of patients) aldafermin 3 mg (n=19) Fibrosis ≥ 1 stage reduction 42% NAS ≥ 1 point reduction 84%

PHASE 2A TRIAL: THE BALANCED STUDY (MAIN STUDY) Multiple endpoints, including liver fat reduction as well as paired biopsies, designed to provide proof of concept that Akero’s FGF21 approach combats major hallmarks of NASH 6 WEEKS 16 WEEKS 4-8 WEEKS NUMBER OF SUBJECTS 80 PRIMARY ENDPOINT Absolute change from baseline in hepatic fat fraction (MRI-PDFF) at week 12 Screening Week 6 Week 12 Weeks 22-24 14 Screening Randomization Safety FU – Week 20 Liver Biopsy - CONFIDENTIAL - MRI-PDFF Liver Biopsy AKR-001 70 mg (n=20) QW SC Injection AKR-001 50 mg (n=20) QW SC Injection AKR-001 28 mg (n=20) QW SC Injection Placebo (n=20) QW SC Injection

F4 COHORT EXPANSION (COHORT C) The BALANCED study is being expanded to include a cohort of patients with compensated cirrhosis (F4), Child-Pugh Class A 6 WEEKS 16 WEEKS 4 WEEKS NUMBER OF SUBJECTS 30 PRIMARY ENDPOINT Safety and tolerability Selection of 50 mg dose based on PK-PD Modeling of Phase 1b data and availability of drug product 15 Screening Randomization Safety FU – Week 20 - CONFIDENTIAL - Liver Biopsy Fibroscan Fibrosis Biomarkers (ELF, Pro-C3) AKR-001 50 mg (n=20) QW SC Injection Placebo (n=10) QW SC Injection

EXTENSIVE DEVELOPMENT, COMMERCIALIZATION EXPERIENCE INVOLVED IN 20+ MEDICINE APPROVALS



Andrew Cheng, MD, PhD | President & CEO

- 19 years at Gilead
- Chief Medical Officer & HIV Division Head
- Major role in 11 NDA/MAA approvals



Tim Rolph, D.Phil | Founder & CSO

- Over 30 years at Pfizer & Glaxo
- CSO of Pfizer's cardiovascular and metabolic disease unit
- Head of Groton & UK Discovery Research, Pfizer
- Major role in discovery and early clinical evaluation of two medicines: Selzentry (HIV) and Steglatro (Diabetes)



Jonathan Young, PhD, JD | Founder, EVP & COO

- Over 15 years in biotechnology product development, law and regulatory policy
- General Counsel and VP Policy, Braeburn
- Partner and General Counsel, FoxKiser



Kitty Yale | EVP & Chief Development Officer

- Over 25 years at Gilead, Roche, Pfizer
- VP, Gilead Worldwide Clinical Operations
- Major role in 8 global approvals NDA, MAA, JNDA and CFDA



William White | EVP, CFO & Head of Corporate Development

- 18 years in life sciences investment banking at Goldman Sachs, Citigroup and Deutsche Bank
- Most recently, Head of US Life Sciences Investment Banking at Deutsche Bank
- Advised on more than $70bn in M&A and $25bn in financing transactions

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STRONG FINANCIAL POSITION

COMPLETED UPSIZED IPO *June 20, 2019*	Q3 EARNINGS UPDATE *September 30, 2019*	SIGNIFICANT NEAR TERM MILESTONES
~$106M Raised in aggregate gross proceeds	~$148M Cash and cash equivalents	Phase 2a Main Study projected completion 1H 2020
$16 Price upsized IPO at top of marketing range	~$14M Q3 operating expenses	Phase 2b Projected initiation 1H 2021

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MILESTONES PROJECTED MILESTONES DELIVERED Liver Biopsy Read-out MRI-PDFF Read-out MAR 13 Last Patient 1st Dose Q2 1st Patient Dosed Q1 ~$106M Upsized IPO DEC 16 $45.5M Series B JUL 2 JUN 20 Amgen License $45M Series A DEC 5 JUN 8 18 - CONFIDENTIAL - 2020 2019 2018

THANK YOU. CORPORATE PRESENTATION